SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  April 22, 2003


                       SOUTHERN GROUP INTERNATIONAL, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



     Florida                      000-26509                  65-0601272
----------------------            ----------                 ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                                319 Ebenezer Road
                              Knoxville, TN 37923
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (865) 769-3749
                                                     --------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

     On March 28, 2003, National Coal Corporation purchased 500,000 shares of common stock of Southern Group, Inc. from Surinder Rametra for $50,000. Such shares have been returned to treasury and cancelled. The purchaser, National Coal Corporation, intends to build the Company into a coal producer in the Tennessee and Kentucky area.

     The Company has entered into a Plan and Agreement of Reorganization with National Coal Corp. under which the shareholders of National Coal Corp. will receive 34,200,000 shares of common stock in exchange for 100% of the outstanding stock of National Coal Corp.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

     None.


Item 3.           Bankruptcy or Receivership
                  --------------------------

                  None.


Item 4.           Changes in Registrant's Certifying Accountant
                  --------------------------------------------

                  None.


Item 5.           Other Events
                  ------------

    National Coal Corporation plans to cause the following matter to occur.

    1. The name of the company shall be changed to National Coal Corporation.

    2. Resignation and Appointment of Officers
       ---------------------------------------

          a) Konrad Kim has resigned as President of the Company as of April 11, 2003.

          b) Jon Nix has been appointed President of the Company to serve at the discretion of the Board of Directors as of April 11, 2003. (See Biographical Information under Directors herein below).

          c) Seema Wasil has resigned as Secretary as of April 11, 2003. (See Biographical Information below.)


                Executive Officers

                Name                                          Position
                ----                                          --------

                Jon Nix                                  CEO, President
                Jeanne Bowen                             Secretary/Treasurer

Appointment of New Directors
----------------------------

     Pursuant to the Share Purchase Agreement, the Board of Directors has appointed the following persons as Directors, which appointments are effective as follows.

     a) Jon Nix - effective April 11, 2003.

     b) Charles Kite and Farrald Belotte shall be appointed as directors effective ten days after mailing of Notice to Shareholders, pursuant to
     Section 14 of the Securities Exchange Act of 1934.

     c) Jeanne Bowen will be appointed as Secretary/Treasurer effective ten days after mailing of Notice to Shareholders, pursuant to Section 14 of the Securities Exchange Act of 1934.

     The existing directors, Rahul Rametra, Seema Wasil, and Konrad C. Kim will resign upon the effectiveness of the appointment of the new directors.

     The biographical information of the new directors and resigning directors is as follows:

Board of Directors

     FARRALD BELOTE. Mr. Belote has had business experience dating back to 1958 in the energy sector. He is presently CEO of Litigation Research in Houston, TX. He is also a cofounder of Medicine Arm-In-Arm, Inc., a nonprofit children's charity that provides medical services to underprivileged children around the world. IBM Sales and Marketing, 1964-1984: emphasis on energy sector. USAF B52 Pilot. BA Mathematics, Texas A&M, 1958. He has been a director of National Coal Corp. since 2003. He has been a unit owner of Strata Coal, LLC from 2002 to date.

     JON NIX, President and Chief Executive Officer. Mr. Nix possesses over eight years experience in the financial industry. He is the founder of Jenco Capital Corporation, a Tennessee consulting and holding corporation. He presently advises and is an officer in numerous private companies. He is also a cofounder of Medicine Arm-In-Arm, Inc., a nonprofit childrens charity that provides medical services to underprivileged children around the world. He holds a Bachelor of Arts degree in Economics from the University of Tennessee, 1992. He has been a director and President of Kyten Energy Corporation since in 2001. He has been President and a director of National Coal Corp since 2003. He has been a unit holder in Strata Coal, LLC from 2002 to date.

JEANNE BOWEN, Secretary/Treasurer. Ms. Bowen has held a license to practice law in the State of Tennessee since 1997. She is a junior partner in the East Tennessee law firm of Kite, Bowen and Associates, P.A. and specializes in general corporate matters and real estate services. She graduated cum laude from the University of Tennessee in May of 1993 with a Bachelor of Arts degree in Psychology, and received her Juris Doctorate degree from Louisiana State University Law School in May of 1997. Ms. Bowen has been secretary/treasurer and director of National Coal Corp since its inception in January of 2003. She has also been a director and is secretary/treasurer of Kyten Energy and Strata Coal LLC since their inception in 2001 and 2002, respectively.

     CHARLES KITE, General Counsel. Mr. Kite, an attorney since 1973, is Strata's general corporate counsel. He has a general practice in Sevierville, Tennessee, and specializes in commercial business representation, tax representation and litigation, estate planning, and probate matters. After serving ten years as the Senior Trial Attorney in the Office of the Chief Counsel for the Internal Revenue Service in Philadelphia, Pennsylvania and in Nashville, Tennessee, he transferred to Knoxville, Tennessee to assist in opening the Knoxville branch of the law offices of Heiskell, Donelson, Bearman, Adams, Williams & Kirsch. The next five years, Mr. Kite was a senior partner with the law firm of Brabson, Kite and Vance in Sevierville, Tennessee, and thereafter for the following seven years was a sole practitioner in association with various attorneys in the East Tennessee area. He is currently, and from 1997 has been, the senior partner in the law firm of Kite, Bowen & Associates, P.A. He is a graduate of the University of Tennessee (JD-1973) and of Carson Newman College (BA-1967). He has been a director of National Coal Corp. since 2003.

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------

     Rahul Rametra, Seema Wasil, and Konrad C. Kim have resigned as directors effective ten days after the mailing of the Notice to Shareholders pursuant to
Section 14f.


Item 7.           Financial Statements & Exhibits
                  -------------------------------

                  Financial Statements - None.

                  Exhibits - 10.1 Plan and Agreement of Reorganization
                             10.2 Share Purchase Agreement


Item 8.           Change in Fiscal Year
                  ---------------------

                  None.


Item 9.           Regulation FD Disclosure
                  ------------------------

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2003


                                      SOUTHERN GROUP INTERNATIONAL, INC.



                                      By: /s/ Jon Nix
                                          --------------------------------------
                                          Jon Nix, President